SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     December 21, 1999
                                                  ----------------------



                            Park Pharmacy Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



Colorado                            000-15379                 841029701
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)



10711 Preston Road, Suite 250, Dallas, Texas                     75230
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (214) 692-9921




          (Former Name or Former Address, if Changes Since Last Report)

ITEM 2.           Acquisition or Disposition of Assets.

         On December 21, 1999, Park Pharmacy Corporation, a Colorado corporation ("Park (CO)"), acquired all of the issued and outstanding stock of Rx-Pro.Com, Inc., a Texas corporation ("Rx- Pro"). The acquisition was structured as a merger pursuant to which Rx-Pro was merged with and into Park Pharmacy Corporation, a Texas corporation and wholly-owned subsidiary of Park (CO) ("Park
(TX)"). Pursuant to the terms of the merger, Park (TX) is the surviving company in the merger and continues to be a wholly-owned subsidiary of Park (CO) after the merger. Park (TX) changed its name to "Rx-Pro.Com, Inc." in the merger. Rx-Pro's shareholders, Messrs. Joe B. Park, R.Ph., Jack R. Munn, R.Ph., and John
A. Blomgren, R.Ph., received an aggregate of 97,500 shares of Series A Preferred Stock, par value $.001 per share, of Park (CO) in the merger. Each of Messrs. Park, Munn and Blomgren serves on the Board of Directors of Park (CO). Mr. Park also serves on the Board of Directors of Park (TX) and is the Chairman of the Board of both Park (CO) and Park (TX). Mr. Park is currently a controlling shareholder of Park (CO).

         Rx-Pro was formed on March 19, 1999, and is the successor company to Hospice Pharmacy Alliance LLC, a Texas limited liability company. Rx-Pro acquired  all of the  assets  and  assumed  all of the  liabilities  of  Hospice
Pharmacy Alliance LLC in a transaction that closed on April 8, 1999. Rx-Pro currently operates two on-line pharmacy Web sites, <<www.hospicerx.com>> (HospiceRx.Com") and <<www.rx-pro.com>> ("Rx-Pro.Com"). Rx-Pro.Com is an Internet-based information source for health professionals and patients. Doctors, nurses, pharmacists and other health professionals and institutions can have partial or full access to Rx-Pro's extensive databases. Complete drug information including indications, contra-indications and side effects are available. There is also full and partial patient charting available through this highly secured web site. Additional information on Rx-Pro.Com and HospiceRx.Com is available at their Web sites.

ITEM 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  (1) Balance Sheet of Hospice Pharmacy Alliance LLC as of December 31, 1998, and December 31, 1997.*

                  (2) Income Statement of Hospice Pharmacy Alliance LLC for the years ended December 31, 1998, and December 31, 1997.*

                  (3) Statement of Cash Flows of Hospice Pharmacy Alliance LLC for the years ended December 31, 1998, and December 31, 1997.*

                  (4) Statement of Comprehensive Income of Hospice Pharmacy Alliance LLC for the years ended December 31, 1998, and December 31, 1997.*

                  (5) Statement of Members' Capital of Hospice Pharmacy Alliance LLC for the years ended December 31, 1998, and December 31, 1997.*

                  (6) Notes to Financial Statements of Hospice Pharmacy Alliance LLC for the years ended December 31, 1998, and December 31, 1997.*

                  (7) Balance Sheet of Rx-Pro.Com, Inc. as of September 30, 1999.**

                  (8) Statements of Operations of Rx-Pro.Com, Inc. for the Nine Months ended September 30, 1999, and September 30, 1998.**

                  (9) Statements of Cash Flows of Rx-Pro.Com, Inc. for the Nine Months ended September 30, 1999, and September 30, 1998.**

                  (10)     Note to Financial Statements.**

         (b)      Pro Forma Financial Information.

                  (1)      Pro forma balance sheet as of September 30, 1999.**

                  (2) Pro forma Statements of Operations for the year ended June 30, 1999 and for the Three Months ended September 30, 1999.**

         (c)      Exhibits.

                  (10.1)   Agreement  and Plan of Merger  Among Park (CO),  Park
                           (TX), Rx-Pro and the Selling Shareholders dated as of December 9, 1999.**

                  (99.1)   Articles of Merger of Park (TX) and Rx-Pro.**

                  (99.2)   Press Release dated January 5, 2000.**


* Incorporated by Reference to that certain Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on September 7, 1999.

**       Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PARK PHARMACY CORPORATION
                                       (Registrant)


Date:    January 5, 2000               By:  /s/  Gwendolyn Park
                                           -------------------------------------
                                           Gwendolyn Park,
                                           Vice President, Secretary & Treasurer

                                RX-PRO.COM, INC.

                                  BALANCE SHEET

                               SEPTEMBER 30, 1999
                                   (Unaudited)

                                     ASSETS
                                     ------


CURRENT ASSETS:
   Cash                                                        $  21,868
   Accounts receivable                                           400,574
                                                               ---------
            Total current assets                                 422,442

PROPERTY AND EQUIPMENT, net of accumulated
   depreciation of $5,863                                         20,705
                                                               ---------
            Total assets                                       $ 443,147
                                                               =========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT LIABILITIES:
   Accounts payable                                              411,071
   Due to affiliate                                              117,471
                                                               ---------
            Total current liabilities                            528,542

STOCKHOLDERS' DEFICIT:
   Common stock                                                    1,000
   Paid in capital                                                28,635
   Accumulated deficit                                          (115,030)
                                                               ---------
            Total stockholders' deficit                          (85,395)
                                                               ---------
                 Total liabilities and stockholders' deficit   $ 443,147
                                                               =========



              See accompanying note to these financial statements.

                                RX-PRO.COM, INC.

                            STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                                     NINE MONTHS ENDED
                                                       SEPTEMBER 30,
                                                  ----------------------
                                                    1999         1998
                                                  ---------    ---------

SALES                                             $ 123,101    $ 155,971

PROCESSING FEES                                      13,462       19,022
                                                  ---------    ---------

   Gross profit                                     109,639      136,949

GENERAL AND ADMINISTRATIVE EXPENSES                 224,669      121,399
                                                  ---------    ---------

NET INCOME (LOSS)                                 $(115,030)   $  15,550
                                                  =========    =========









              See accompanying note to these financial statements.


                                RX-PRO.COM, INC.


                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                   NINE MONTHS ENDED
                                                                     SEPTEMBER 30,
                                                                 ----------------------
                                                                  1999          1998
                                                                 ---------    ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                             $(115,030)   $  15,550
   Adjustments to reconcile net income (loss) to net cash used by operating activities:
       Depreciation                                                  1,998        1,998
       (Increase) decrease in receivables                           79,214      126,542
       Increase (decrease) in payables                             (71,475)    (125,694)
                                                                 ---------    ---------
               Net cash used by operating activities              (105,293)       4,396

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                             (17,466)        --

CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contributions                                              --         14,562
   Advances from affiliate                                         107,095         --
                                                                 ---------    ---------
               Net cash provided by financing activities           107,095       14,562
                                                                 ---------    ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           15,664       18,958

CASH AND CASH EQUIVALENTS AT BEGINNING
   OF PERIOD                                                        37,532        2,342
                                                                 ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                       $  21,868    $  21,300
                                                                 =========    =========















              See accompanying note to these financial statements.

                                RX-PRO.COM, INC.

                          NOTE TO FINANCIAL STATEMENTS


     1.   UNAUDITED INFORMATION
          ---------------------

     The balance sheet as of September 30, 1999 and the statements of operations and cash flows for the nine month periods ended September 30, 1999 and 1998 were taken from the Company's books and records without audit. However, in the opinion of management, such information includes all adjustments (consisting only of normal recurring accruals) which are necessary to properly reflect the financial position of the Company as of September 30, 1999 and the results of operations and cash flows for the nine months ended September 30, 1999 and 1998.

Park Pharmacy Corporation
Unaudited Pro Forma Financial Statements

The accompanying unaudited pro forma financial statements have been prepared to reflect the acquisition of 100% of the stock of RX Pro.Com by Park Pharmacy Corporation on December 21, 1999 as if the acquisition had occurred on September 30, 1999 with respect to the pro forma balance sheet and as of the beginning of the respective periods with respect to the pro forma statements of operations. Park Pharmacy Corporation acquired RX Pro. Com for 97,500 shares of convertible preferred stock and the acquisition has been accounted for on the purchase method of accounting.

The accompanying unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Park Pharmacy Corporation and RX Pro.Com, which are included herein or incorporated by reference. These pro forma financial statements are not indicative of the financial position or results of operations that would actually have occurred if the transaction described above had occurred at the dates presented or which may be obtained in the future.





Park Pharmacy Corporation and RX Pro. Com
Unaudited Pro Forma Balance Sheet
  September 30, 1999
                                                                   Pro Forma          Pro Forma
                                          Park        RX Pro      Adjustments         Balances
                                    ------------------------------------------------------------

Current assets                                 -       422,442                          422,442

Property and equipment                    14,001        20,705     1,000,000  (1)     1,034,706

Goodwill and Other assets                  1,212             -     1,240,145  (1)     1,241,357
                                    -----------------------------------------     --------------

  Total assets                            15,213       443,147     2,240,145          2,698,505
                                    =========================================     ==============

Currents liabilities                     195,191       528,542                          723,733

Stockholders equity (deficit)           (179,978)      (85,395)    2,154,750  (1)
                                                                      85,395  (1)     1,974,772
                                    -----------------------------------------     --------------

  Total liabilities and stockholders'
             equity                       15,213       443,147     2,240,145          2,698,505
                                    =========================================     ==============



Note
(1) Adjustment to record estimated value of stock issued to acquire RX Pro and remove RX Pro equity. accounts. The purchase price is allocated to the estimated fair value of the RX Pro assets.


Park Pharmacy Corporation and RX Pro. Com
Unaudited Pro Forma Statement of Operations
  Three Months Ended September 30, 1999
                                                                                    Pro Forma            Pro Forma
                                                       Park          RX Pro        Adjustments           Balances
                                               --------------------------------------------------------------------

Sales                                                       -          39,691                               39,691

Less processing fees                                        -           3,776                                3,776
                                               -----------------------------------------------     ----------------

  Gross profit                                              -          35,915               -               35,915

General and administrative expenses                    71,107          70,521         112,007  (1)         253,635
                                               -----------------------------------------------     ----------------

  Net Loss                                            (71,107)        (34,606)       (112,007)            (217,720)
                                               ===============================================     ================

  Net loss per share - basic and diluted                (0.01)                                               (0.03)
                                               ===============                                     ================

weighted average shares                             6,419,000                                            6,419,000
                                               ===============                                     ================


Note
 (1) Adjustment to reflect amortization of software and goodwill recorded in acquisition of Rx Pro over five years.



Park Pharmacy Corporation and RX Pro. Com
Unaudited Pro Forma Statement of Operations
  Year Ended June 30, 1999
                                                                      (1)          Pro Forma            Pro Forma
                                                      Park          RX Pro        Adjustments           Balances
                                               --------------------------------------------------------------------

Sales                                                       -         170,307                              170,307

Less processing fees                                        -          20,680                               20,680
                                               -----------------------------------------------     ----------------

  Gross profit                                              -         149,627               -              149,627

General and administrative expenses                   105,725         265,130         448,029  (2)         818,884
                                               -----------------------------------------------     ----------------

  Net Loss                                           (105,725)       (115,503)       (448,029)            (669,257)
                                               ===============================================     ================

  Net loss per share - basic and diluted                (0.02)                                               (0.10)
                                               ===============                                     ================

weighted average shares                             6,419,000                                            6,419,000
                                               ===============                                     ================

Notes
(1) The RX Pro statement of operations includes the nine months ended September 30, 1999, with an adjustment to add the three months ended September 30, 1998 in order to put the statements on a full year basis to conform with the Park statement of operations.

 (2) Adjustment to reflect amortization of software and goodwill recorded in acquisition of Rx Pro over five years.